UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2007
ASPECT MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-24663	04-2985553

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Upland Road
Norwood, Massachusetts	02062

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 559-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     This Amendment No. 1 to our Current Report on Form 8-K/A (“Amendment No. 1”) is being filed to correct the press release issued earlier today which included a statement that “growth rates in unit sales of BIS sensors have now increased both in the U.S. and international in each of the last three quarters.” This statement should read “growth rates in unit sales of BIS sensors have now increased in both the U.S. and international in each of the last two quarters.” The complete, corrected release follows as Exhibit 99.1.
     On October 24, 2007, Aspect Medical Systems, Inc. announced its financial results for the quarter ended September 29, 2007. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
99.1	Press release dated October 24, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2007	ASPECT MEDICAL SYSTEMS, INC.
	By:	/s/ Michael Falvey

		Name:	Michael Falvey
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 24, 2007
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